Exhibit 10.23
                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------

     THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is dated as of May 7, 1997, by and between THE ANTIGUA GROUP, INC., a Nevada corporation ("Borrower"), with its mailing address at 9314 N. 94th Way, Scottsdale, Maricopa County, Arizona 85258, and LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("LaSalle"), with its principal place of business at 120 E. Baltimore Street, Suite 1800, Baltimore, Maryland 21202.

                                    RECITALS
                                    --------

     The Borrower has applied to LaSalle for a term loan in the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000.00) ("Loan"). LaSalle has agreed to extend the loan to the Borrower, under the terms and conditions set forth in a Loan And Security Agreement of even date herewith ("Loan Agreement") by and between the Borrower and LaSalle, and various other documents, instruments and agreements executed by or on behalf of the Borrower in connection with the Loan (together with the Loan Agreement, collectively, "Loan Documents").

     In order to induce LaSalle to provide the Borrower with the Loan, the Borrower, pursuant to the terms and conditions of the Loan Agreement, has agreed to grant to LaSalle a lien and security interest in all trademark and service mark rights owned by the Borrower, and also has granted to LaSalle a lien on and security interest in all of the Borrower's assets, including but not limited to those assets relating to products sold under the trademarks and services rendered under the service marks, whereby LaSalle, upon the occurrence of an Event of Default (as such term is defined in the Loan Agreement), shall have the right to foreclose on the trademarks, service marks and other assets of the Borrower, in order that LaSalle or its assignee may continue the sale of products sold and services rendered under the trademarks and service marks.

     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the Borrower agrees with LaSalle as follows:

     Section 1. Grant Of Security Interest. The Borrower, as additional security for the complete and timely payment, performance and satisfaction of all of the obligations (as hereafter defined), hereby grants unto LaSalle, its successors and assigns, upon the following terms and conditions, a continuing lien and security interest in those certain trademarks and service marks registered with the United States Patent and Trademark office in the name of the Borrower, and described on Exhibit A attached hereto and made a part hereof, together with any renewals thereof and the entire goodwill of the business in connection with which such trademarks and service marks are used, and all claims for damages by reason of past infringement of such trademarks and service marks with the right to sue for and collect the same, to LaSalle (collectively, "Trademarks") and all license rights in the Trademarks. As used herein, the term "Obligations" shall mean all duties of payment and performance, whether direct or indirect, both now existing and arising from time to time, owed by the Borrower to LaSalle under the Loan Agreement and the other Loan Documents. This Agreement is delivered pursuant to and in confirmation of the terms and conditions of the Loan Agreement, which terms and conditions are incorporated by reference into this Agreement and made a part hereof as if fully set out herein.

     Section 2. Additional Trademarks Or Service Marks. If, before the Obligations shall have been satisfied in full, the Borrower shall obtain rights to any new trademarks or service marks, the provisions of Section 1 shall automatically apply thereto and the Borrower shall give prompt written notice thereof to LaSalle. The Borrower irrevocably and unconditionally authorizes LaSalle to modify this Agreement by amending Exhibit A to include any additional or future trademarks, service marks and applications therefor owned or acquired by the Borrower without any further assent or signature of the Borrower.

     Section 3. Purpose. This Agreement has been executed and delivered by the Borrower for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to LaSalle under the Loan Agreement. The terms and conditions of the Loan Agreement shall remain in full force and effect in accordance with its terms, notwithstanding the execution, delivery and recordation of this Agreement.

     Section 4. Representations And Warranties. The Borrower represents and warrants that:

          a. The Trademarks are subsisting and have not been adjudged invalid or unenforceable in whole or in part;

          b. Each of the Trademarks is valid and enforceable;

          c. No claim has been made that the use of any of the Trademarks does or may violate the rights of any third person;

          d. The Borrower is the sole and exclusive owner of the entire unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, registered user agreements and covenants by the Borrower not to sue third persons, except for the prior lien in the Trademarks in favor of LaSalle and the liens and security interests permitted pursuant to the terms of the Loan Agreement;

          e. The Borrower has the unqualified right to enter into this Agreement and to perform its terms;

          f. The Borrower has used, and will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Trademarks; and

          g. The Borrower has used or required the use of, and will continue to use or require the use of for the duration of this Agreement, consistent standards of quality in the manufacture of products sold and services rendered under the Trademarks.

     Section 5.  Maintenance of  Trademarks;  Prosecution  Of  Applications  And
Proceedings. The Borrower shall: (a) maintain the registration of the Trademarks; (b) take all actions necessary to maintain, preserve and continue the validity and enforceability of the Trademarks, including but not limited to the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings, and the payment of any and all application, renewal, extension or other fees; and
(c) through counsel acceptable to LaSalle, (i) prosecute diligently any trademark applications of the Trademarks pending as of the date of this Agreement or thereafter, (ii) make federal application on registrable but unregistered Trademarks, (iii) file and prosecute opposition and cancellation proceedings, and (iv) do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks. The Borrower shall not, without the prior written consent of LaSalle: (a) abandon any of the Trademarks, or (b) bring any cancellation proceedings in connection with the Trademarks. Any expenses incurred in connection with the Trademarks shall be borne by the Borrower. In the event of any litigation involving the Trademarks, LaSalle may, if necessary, be joined as a nominal party to such suit if LaSalle shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. The Borrower hereby agrees to reimburse and indemnify LaSalle for all damages, costs and expenses, including attorney's fees, incurred by LaSalle in the fulfillment of the provisions of this Section.

     Section 6. Agreement to Assign Interest. Upon the occurrence of an Event of Default, in addition to all other rights and remedies available to LaSalle under the Loan Agreement or applicable law, the Borrower hereby agrees to execute any and all documents, agreements and instruments considered necessary, appropriate or convenient by LaSalle or its counsel to effectuate the assignment, transfer and conveyance of the Trademarks to LaSalle or its assignee. The Borrower hereby irrevocably and unconditionally authorizes and empowers LaSalle to make, constitute and appoint any officer or agent of LaSalle as LaSalle may select, in its exclusive discretion, as the Borrower's true and lawful attorney-in-fact, with the power to endorse the Borrower's name on all such documents, agreements and instruments, including without limitation assignments. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

This power of attorney shall be irrevocable for the life of this Agreement, and constitutes a power of attorney coupled with an interest. All of LaSalle's rights and remedies with respect to the Trademarks, whether established by this Agreement, by the Loan Agreement, by any other Loan Document, or by law shall be cumulative and may be exercised singularly or concurrently.

     Section 7. Patent And Trademark Office May Rely Upon This Agreement. If LaSalle shall elect to exercise any of the rights hereunder, the United States Patent and Trademark Office shall have the right to rely upon LaSalle's written statement of LaSalle's right to sell, assign and transfer the Trademarks and the Borrower hereby irrevocably and unconditionally authorizes the United States Patent and Trademark Office to recognize such sale by LaSalle either in the Borrower's name or in LaSalle's name without the necessity or obligation of the United States Patent and Trademark Office to ascertain the existence of any default by the Borrower under the Loan Agreement.

     Section 8. Costs And Expenses. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorney's fees and legal expenses incurred by LaSalle in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by the Borrower on demand by LaSalle and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest rate prescribed in the Loan Agreement.

     Section 9. Notices. Notices that are required or permitted to be delivered hereunder shall be sufficient if in writing and sent to the addresses set forth in the Loan Agreement, in the manner and within the time specified in the Loan Agreement.

     Section 10. No Assignment Or Further Lien. The Borrower shall not assign, transfer or convey its interests in the Trademarks, nor shall the Borrower grant any further lien or security interest in all or any of the Trademarks except as permitted pursuant to the terms of the Loan Agreement.

     Section 11. Further Assurances. The Borrower shall execute any further or additional documents considered necessary, appropriate or proper by LaSalle to effectuate the purposes and intent of this Agreement.

     Section 12. Amendment. The terms and conditions of this Agreement may be modified, altered, waived, or amended only by a writing executed by LaSalle consenting to the modification, alteration, waiver, or amendment.

     Section 13. Severability. If any of the provisions of this Agreement are judicially determined to be in conflict with any law of the State of Maryland or otherwise judicially determined to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Agreement.

     Section 14. Successors And Assigns. The terms, covenants and conditions contained in this Agreement shall inure to the benefit of LaSalle and its successors and assigns, and shall be binding upon the Borrower and its successors and assigns.

     Section 15. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Agreement and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this Agreement and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this Agreement or which occurred or were to occur as a direct or indirect result of this Agreement having been executed.

     Section 16. Consent To Jurisdiction; Agreement As To Venue. The Borrower irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and of the United States District Court For The District Of Maryland, if a basis for federal jurisdiction exists. The Borrower agrees that venue shall be proper in any circuit court of the State of Maryland selected by LaSalle or in the United States District Court For The District of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 17. Waiver Of Jury Trial. The Borrower (by its execution hereof) and LaSalle (by its acceptance of this Agreement) agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party hereto, with respect to this Agreement, the Loan Documents, or any other document or agreement which in any way relates, directly or indirectly, to this Agreement, the Loan Documents, the Obligations or any event, transaction or occurrence arising out of or in any way connected with this Agreement, the Loan Documents, any of the obligations, or the dealings of the parties with respect thereto, shall be tried only by a court, and not by a jury. THE BORROWER AND LASALLE HEREBY EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING. The Borrower acknowledges and agrees that this provision is a specific and material aspect of the agreement between the parties hereto and that LaSalle would not enter into the subject transactions if this provision were not part of this Agreement.

     IN WITNESS WHEREOF, the Borrower has executed this Agreement as of the date first above written with the specific intention of creating an instrument under seal.

WITNESS/ATTEST:                              THE ANTIGUA GROUP, INC.,
                                             A Nevada Corporation


/s/ illegible                                By: /s/ Gerald K. Whitley    (SEAL)
                                                  Gerald K. Whitley,
                                                  Vice President - Finance


                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF ARIZONA, CITY/COUNTY OF Maricopa TO WIT:

     I HEREBY CERTIFY that on this 7th day of May, 1997, before me, the undersigned Notary Public of the State aforesaid, personally appeared Gerald K. Whitley and acknowledged himself to be the Vice President of Finance of THE ANTIGUA GROUP, INC., a Nevada corporation, and that he, as the Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of THE ANTIGUA GROUP, INC., by himself as Vice President.

     IN WITNESS MY Hand and Notarial Seal.


                                                 /s/ Vickie L. Stripp     (SEAL)
                                                 NOTARY PUBLIC
My Commission Expires:

September 23, 1998

                                    EXHIBIT A
                                    ---------
                         TO TRADEMARK SECURITY AGREEMENT
                         -------------------------------

                             Schedule of Trademarks
                             ----------------------



Trademark                                            Reg. No.          Reg. Date
---------                                            --------          ---------

ANTIGUA                                              1,242,152         06/14/83
ANTIGUA                                              1,480,871         03/15/88
miscellaneous design                                 1,561,053         10/17/89
ANTECH                                               1,683,030         04/14/92
A II APPAREL                                         1,809,289         12/07/93
ANTIGUA SPORT AND DESIGN                             1,940,578         12/12/95

                          RECORDATION FORM COVER SHEET
                                 TRADEMARKS ONLY

To the Honorable Commissioner of Patents and Trademarks: Please record the attached original document or copy thereof.

1.  Name of conveying party(ies):

    THE ANTIGUA GROUP, INC.

    Individual(s)                           Association
    General Partnership                     Limited Partnership
    x Corporation - State Nevada
    Other __________________________________

Additional Name(s) of conveying party(ies) attached?  Yes x No

2.  Name and address of receiving party(ies):

    Name: LaSalle Business Credit Inc., a Delaware corporation

    Internal Address:  _______________________________________

    Street Address: 120 E. Baltimore Street, Suite 1800

    City: Baltimore  State: MD  Zip: 21202

    Individual(s) citizenship ________________________________
    Association ______________________________________________
    General Partnership ______________________________________
    Limited Partnership ______________________________________
    x Corporation - State   Delaware

If assignee is not domiciled in the United States,
a domestic representative designation is attached:         Yes   No
(Designations must be a separate document from Assignment)
Additional name(s) and address(es) attached?               Yes x No

3.  Nature of conveyance:

    Assignment                              Merger
    x Security Agreement                    Change of Name

    Other _______________________________________________

    Execution Date:  May 7, 1997

4.  Application number(s) or registration number(s):

    A.  Trademark Application No.(s)

    74/528,972

    B.  Trademark Registration No.(s)

    1,242,152, 1,480,871, 1,561,053, 1,683,030, 1,809,289 and
    1,940,578

    Additional numbers attached?  Yes  x  No

5. Name and Address of party to whom correspondence concerning document should be mailed:

    Name Streich Lang

    Internal Address:  Attn: Ronald M. Stoll, Esq.

    Street Address:  Renaissance One

                     Two North Central Avenue

    City: Phoenix        State:  AZ         Zip: 85004-2391

6.  Total number of applications and
    registrations involved:                 Seven

7.  Total fee (37 CFR 3.41)                 $190.00

    x  Enclosed
    x Deficiency only authorized to be charged to deposit account

8.  Deposit account number:

    194663

                              DO NOT USE THIS SPACE

9.  Statement and signature.

    To the best of my knowledge and belief, the foregoing information is true and correct and the attached copy is a true copy of the original document.

David A. Grieme             /s/ David A. Grieme                   June 25, 1997
Name of Person Signing      Signature                             Date

    Total number of pages including cover sheet, attachments, and documents:   7